AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated August 6, 2020, (the "Amendment") to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank, N.A. (the "Bank") and each open-end management investment company listed on Exhibit 1 thereto (each, a "Trust"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. **Exhibit 1**. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

Vanguard Admiral Funds
- Vanguard S&P 500 Growth Index Fund
- Vanguard S&P 500 Value Index Fund
- Vanguard S&P Mid-Cap 400 Growth Index Fund
- Vanguard S&P Mid-Cap 400 Index Fund
- Vanguard S&P Mid-Cap 400 Value Index Fund
- Vanguard S&P Small-Cap 600 Growth Index Fund
- Vanguard S&P Small-Cap 600 Index Fund
- Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds
- Vanguard Inflation-Protected Securities Fund
- Vanguard Intermediate-Term Bond Index Fund
- Vanguard Long-Term Bond Index Fund
- Vanguard Short-Term Bond Index Fund
- Vanguard Total Bond Market Index Fund
- Vanguard Total Bond Market II Index Fund

Vanguard Charlotte Funds
- Vanguard Global Credit Bond Fund

Vanguard Chester Funds
- Vanguard Institutional Target Retirement 2015 Fund
- Vanguard Institutional Target Retirement 2020 Fund
- Vanguard Institutional Target Retirement 2025 Fund
- Vanguard Institutional Target Retirement 2030 Fund
- Vanguard Institutional Target Retirement 2035 Fund
- Vanguard Institutional Target Retirement 2040 Fund
- Vanguard Institutional Target Retirement 2045 Fund
- Vanguard Institutional Target Retirement 2050 Fund
- Vanguard Institutional Target Retirement 2055 Fund
- Vanguard Institutional Target Retirement 2060 Fund
- Vanguard Institutional Target Retirement 2065 Fund
- Vanguard Institutional Target Retirement Income Fund
- Vanguard Target Retirement 2015 Fund
- Vanguard Target Retirement 2020 Fund
- Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund
Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds
- Vanguard GNMA Fund
- Vanguard Real Estate II Index Fund

Vanguard Horizon Funds
- Vanguard International Core Stock Fund

Vanguard Index Funds
- Vanguard Extended Market Index Fund
- Vanguard Mid-Cap Growth Index Fund
- Vanguard Mid-Cap Index Fund
- Vanguard Mid-Cap Value Index Fund
- Vanguard Small-Cap Growth Index Fund
- Vanguard Small-Cap Index Fund
- Vanguard Small-Cap Value Index Fund
- Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds
- Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds
- Vanguard Core Bond Fund
- Vanguard Institutional Intermediate-Term Bond Fund
- Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds
- Vanguard Intermediate-Term Corporate Bond Index Fund
- Vanguard Intermediate-Term Treasury Index Fund
- Vanguard Long-Term Corporate Bond Index Fund
- Vanguard Long-Term Treasury Index Fund
- Vanguard Mortgage-Backed Securities Index Fund
- Vanguard Short-Term Corporate Bond Index Fund
- Vanguard Short-Term Treasury Index Fund
- Vanguard Total Corporate Bond ETF
- Vanguard Total World Bond ETF

Vanguard Specialized Funds
- Vanguard Global Capital Cycles Fund
- Vanguard Real Estate Index Fund
- Vanguard Global ESG Select Stock Fund

Vanguard STAR Funds
- Vanguard LifeStrategy Conservative Growth Fund
- Vanguard LifeStrategy Growth Fund
- Vanguard LifeStrategy Income Fund
- Vanguard LifeStrategy Moderate Growth Fund
- Vanguard STAR Fund
- Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
- Vanguard Tax-Managed Balanced Fund
- Vanguard Tax-Managed Capital Appreciation Fund
- Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees' Equity Fund
- Vanguard Diversified Equity Fund
- Vanguard International Value Fund

Vanguard Valley Forge Funds
- Vanguard Balanced Index Fund
- Vanguard Managed Allocation Fund

Vanguard Variable Insurance Funds
- Conservative Allocation Portfolio
- Equity Index Portfolio
- Global Bond Index Portfolio
- Mid-Cap Index Portfolio
- Moderate Allocation Portfolio
- Real Estate Index Portfolio
- Total International Stock Market Index Portfolio
- Total Stock Market Index Portfolio

Vanguard Wellington Fund
- Vanguard Wellington Fund

Vanguard Whitehall Funds
- Vanguard High Dividend Yield Index Fund
- Vanguard International Explorer Fund

Vanguard World Fund
- Vanguard Extended Duration Treasury Index Fund
- Vanguard Global Wellesley Income Fund
- Vanguard Global Wellington Fund
- Vanguard ESG U.S. Corporate Bond ETF
- Vanguard ESG U.S. Stock ETF
- Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with

respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds
- Vanguard PRIMECAP Fund

Vanguard Explorer Fund
- Vanguard Explorer Fund

Vanguard Fenway Funds
- Vanguard Equity Income Fund
- Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds
- Vanguard Capital Opportunity Fund
- Vanguard Global Equity Fund
- Vanguard Strategic Equity Fund
- Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds
- Vanguard Extended Market Index Fund
- Vanguard 500 Index Fund
- Vanguard Large-Cap Index Fund
- Vanguard Mid-Cap Index Fund
- Vanguard Small Cap Growth Index Fund
- Vanguard Small Cap Value Index Fund
- Vanguard Value Index Fund

Vanguard Institutional Index Funds
- Vanguard Institutional Index Fund
- Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds
- Vanguard U.S. Value Fund

Vanguard Quantitative Funds
- Vanguard Growth and Income Fund

Vanguard Scottsdale Funds
- Vanguard Explorer Value Fund
- Vanguard Russell 1000 Index Fund
- Vanguard Russell 1000 Value Index Fund
- Vanguard Russell 1000 Growth Index Fund
- Vanguard Russell 2000 Index Fund
- Vanguard Russell 2000 Value Index Fund
- Vanguard Russell 2000 Growth Index Fund
- Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds
- Vanguard Dividend Growth Fund

Vanguard Energy Fund
Vanguard Real Estate Index Fund

Vanguard Trustees' Equity Fund
Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds
Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard Real Estate Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds
Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds
Vanguard Windsor Fund
Vanguard Windsor II Fund

Vanguard World Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Communication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

2. **Miscellaneous**. Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

IN
thi

JP

By:

Name:

Title:

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO

John Bendl